UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Annual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Our use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global inter-relationships that drive the markets. With support from more than 70 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

CAD
Canadian dollar
USD
U.S. dollar
EUR
Euro
JPY
Japanese yen
AUD
Australian dollar

Illustration shows the fund's five largest currency exposures as of 10/31/12. Weightings, allocations, and holdings in each currency will vary over time. See page 8 for additional currency exposures.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporates to a wide range of mortgage-backed securities.

	Putnam Global Income Trust	Barclays Global Aggregate Bond Index
International Treasuries/agency securities	37%	46%
Investment-grade corporate bonds	19%	17%
U.S. Treasuries/agency securities	1%	16%
Agency pass-throughs	—	11%
Emerging-market bonds	4%	5%
Covered bonds	—	2%
Mortgage-backed securities	—	1%
Commercial mortgage-backed securities	9%	1%
Non-agency residential mortgage-backed securities	10%	—
Agency CMO	6%	—
High-yield corporate bonds	1%	—
Non-U.S. sovereign CDs	—	—
Net cash	13%	—

Weightings are shown as a percentage of the fund's net assets as of 10/31/12. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 25–60.

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

4 Global Income Trust

Interview with your fund’s portfolio manager

Bill, what was the environment like in global bond markets during the 12 months ended October 31, 2012?

The period began on a difficult note for credit-sensitive fixed-income securities, as concerns about Europe’s sovereign debt crisis and a weakening U.S. economic outlook caused investors to move away from risk. In December, however, riskier assets began to reverse course, as investors grew more optimistic about U.S. growth prospects and less pessimistic about the European situation. Investor confidence was buoyed by the European Central Bank’s [ECB] Long-Term Refinancing Operation [LTRO], which provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk.

In the United States, the Federal Reserve remained firm in its resolve to hold its benchmark federal funds rate near zero, announcing that it would do so into 2015. The Fed’s accommodative stance was further in evidence as it extended “Operation Twist,” under which it is helping to keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

Within this environment, bonds in sectors entailing greater credit or market risk that trade at a yield premium to U.S. Treasuries — so called “spread sectors” — rallied broadly from December through March. However, the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Global Income Trust 5

rally stalled during the April–June period, as global economic data came in below expectations and rising eurozone risk once again dampened investor sentiment.

Following late-July comments from ECB president Mario Draghi that the central bank would do “whatever it takes” to preserve the euro, credit-sensitive market sectors rallied once again. The Fed’s mid-September announcement of “QE3,” under which it plans to buy large amounts of government-agency mortgage-backed securities until the job market improves, provided further impetus to the market’s liquidity-fueled advance. The Fed also affirmed that it would continue Operation Twist through December. In early October, the ECB activated a program to purchase unlimited amounts of government bonds issued by Spain and other eurozone members that face higher borrowing costs.

Against this backdrop, the fund outpaced its benchmark by a significant margin, but modestly trailed the average return of its Lipper peer group.

Which holdings drove the fund’s solid relative performance?

Our out-of-benchmark allocation to non-agency residential mortgage-backed securities [non-agency RMBS] was a significant contributor for the period. Shrinking supply, signs of recovery in the housing market, and better overall risk sentiment bolstered the sector’s performance.

Overweight allocations to investment-grade and high-yield corporate bonds also were notable contributors, as both sectors handily outpaced Treasuries. Yield spreads for investment-grade and high-yield bonds continued to tighten during much of the period, supported by investors’ willingness to assume more risk in exchange for higher yields and solid corporate earnings. Late in the period, however, corporate earnings began to show signs of softening. By way

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of the fund’s net assets as of 10/31/12. Cash and net other assets represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

6 Global Income Trust

of background, when a bond’s yield spread tightens relative to Treasuries, it indicates that the bond’s price has risen.

Our holdings of commercial mortgage-backed securities [CMBS] also aided performance. The sector benefited from consistent investor demand, given reduced near-term concern about the eurozone debt crisis, accommodative Fed policy, and continued positive U.S. economic growth.

We held both Aaa-rated CMBS and “seasoned mezzanine” securities. CMBS are created when an underwriter assembles a package of commercial mortgages and issues bonds of varying creditworthiness. Aaa-rated CMBS occupy the top of the underwriter’s capital structure, and thus offer the greatest principal protection. Mezzanine CMBS are slightly lower in the capital structure, but still provide a meaningful amount of principal protection along with higher yields. The mezzanine

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

Global Income Trust 7

bonds we selected were issued prior to 2006, when CMBS underwriting standards were stronger than they were later in the decade, and they provided the fund with a reliable stream of cash flows.

Which strategies detracted versus the benchmark?

We sought to limit the fund’s interest-rate risk by maintaining a relatively short duration in the United States [duration is a measure of interest-rate sensitivity], which hampered performance, as rates generally declined during the period. Internationally, our duration positioning was also a net negative, as the positive effect of short durations in Australia, Sweden, and Switzerland were offset by the negative effect of long durations in the United Kingdom and Canada.

Our active currency strategy, which is implemented with long and short positions using currency forward contracts, also proved detrimental. Currency markets were volatile during the period, and our exposure to commodity-linked currencies, such as the Australian and Canadian dollars and the South African rand, detracted from performance. Slowing global growth, particularly in China, led to falling commodity prices during much of the period, which weighed on the currencies of major commodity-exporting countries. Overweight exposure to the Brazilian real and Norwegian krone, and an underweight in the British pound sterling, were additional detractors. On the positive side, underweighted allocations to the euro, the Japanese yen, and the Czech koruna aided performance and partially offset the overall negative outcome of our currency strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments

This chart reflects how the fund’s currency holdings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

8 Global Income Trust

for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our collateralized-mortgage-obligation [CMO] holdings.

Lastly, we used forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

The fund reduced its distribution rate twice during the period. What led to those decisions?

The fund’s distribution rate per class A share was lowered to $0.045 from $0.050 in December 2011 and then again to $0.032 in May. The reductions were due to the fund’s increased focus on higher-quality, lower-yielding segments of the bond market, lower overall yields across the market, and reduced foreign currency gains. Similar reductions were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

Third-quarter gross domestic product came in at a better-than-expected annualized rate of 2%, indicating that the U.S. economy continues to grow, albeit at a sluggish pace compared with past post-recession recoveries. With Japan and Germany slowing sharply, recession in other parts of Europe, and China growing at a rate that is slow by its own standards, the areas of the U.S. economy that are heavily dependent on global trade have weakened. On the other hand, U.S. consumer demand remains reasonably solid, as illustrated by stronger automobile sales. All told, we believe U.S. growth may strengthen in 2013 if the

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Global Income Trust 9

so-called “fiscal cliff” of currently legislated spending cuts and expiring tax reductions looming at year-end can be avoided.

As has been the case for some time, we continue to believe non-government sectors remain the most attractive areas of the bond market. While the “spreads” — or yield advantage — in many sectors of the market have tightened in recent months, we believe they are still attractive relative to their pre-2008 historical averages.

In our view, investors seem to be slowly returning to employing long-term strategies rather than timing the next risk trade, and we believe that makes for a more supportive investment environment overall, particularly for active managers like Putnam.

In terms of positioning, we continue to prefer credit risk via allocations to corporate bonds and non-agency RMBS, and prepayment risk through certain types of CMOs, over interest-rate risk. While the potential for short-term price volatility continues to be high, we believe our actively managed, risk-conscious approach remains a prudent strategy for investing in today’s bond markets.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, and Michael V. Salm.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10 Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.36%	7.19%	6.53%	6.53%	6.56%	6.56%	7.06%	6.92%	7.09%	7.44%	7.44%	7.44%

10 years	108.19	99.95	93.20	93.20	93.33	93.33	103.11	96.53	103.18	111.95	112.00	112.13
Annual average	7.61	7.17	6.81	6.81	6.81	6.81	7.34	6.99	7.35	7.80	7.80	7.81

5 years	44.46	38.67	39.20	37.20	39.23	39.23	42.67	38.07	42.68	46.11	46.14	46.24
Annual average	7.63	6.76	6.84	6.53	6.84	6.84	7.37	6.66	7.37	7.88	7.88	7.90

3 years	22.34	17.46	19.61	16.70	19.70	19.70	21.47	17.54	21.41	23.22	23.25	23.33
Annual average	6.95	5.51	6.15	5.28	6.18	6.18	6.70	5.53	6.68	7.21	7.22	7.24

1 year	6.02	1.81	5.24	0.24	5.25	4.25	5.80	2.34	5.76	6.30	6.33	6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Global Income Trust 11

Comparative index returns For periods ended 10/31/12

	Barclays Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.97%

10 years	87.04%	87.46
Annual average	6.46	6.39

5 years	32.88	30.44
Annual average	5.85	5.38

3 years	15.18	19.51
Annual average	4.82	6.07

1 year	3.54	6.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 191, 138, 102, 79, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,320 and $19,333, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $19,653. A $10,000 investment in the fund’s class R, class R5, class R6, and class Y shares would have been valued at $20,318, $21,195, $21,200, and $21,213, respectively.

12 Global Income Trust

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	4	4	12

Income	$0.355245		$0.282979	$0.283740	$0.330142		$0.330903	$0.105737	$0.108019	$0.381869

Capital gains	—		—	—	—		—	—	—	—

Return of capital*	0.111755		0.089021	0.089260	0.103858		0.104097	0.033263	0.033981	0.120131

Total	$0.467000		$0.372000	$0.373000	$0.434000		$0.435000	$0.139000	$0.142000	$0.502000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$12.58	$13.10	$12.53	$12.53	$12.47	$12.89	$12.56	—	—	$12.58

7/2/12†	—	—	—	—	—	—	—	$12.45	$12.45	—

10/31/12	12.85	13.39	12.80	12.80	12.74	13.17	12.83	12.85	12.85	12.86

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend rate [1]	2.99%	2.87%	2.25%	2.25%	2.73%	2.64%	2.71%	3.27%	3.36%	3.27%

Current 30-day
SEC yield [2]	N/A	2.47	1.84	1.84	N/A	2.25	2.33	2.81	2.88	2.82

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 81.

† Inception date of class R5 and R6 shares.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.36%	7.18%	6.53%	6.53%	6.56%	6.56%	7.06%	6.92%	7.09%	7.43%	7.43%	7.43%

10 years	106.45	98.14	91.59	91.59	91.56	91.56	101.43	94.92	101.36	110.12	110.15	110.13
Annual average	7.52	7.08	6.72	6.72	6.72	6.72	7.25	6.90	7.25	7.71	7.71	7.71

5 years	45.15	39.39	39.76	37.76	39.79	39.79	43.24	38.57	43.25	46.92	46.94	46.93
Annual average	7.74	6.87	6.92	6.62	6.93	6.93	7.45	6.74	7.45	8.00	8.00	8.00

3 years	24.82	19.83	22.04	19.09	22.04	22.04	23.85	19.85	23.88	25.71	25.73	25.72
Annual average	7.67	6.22	6.86	6.00	6.86	6.86	7.39	6.22	7.40	7.93	7.93	7.93

1 year	5.93	1.72	5.17	0.17	5.09	4.09	5.63	2.18	5.60	6.21	6.23	6.22

Global Income Trust 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/11	1.13%	1.88%	1.88%	1.38%	1.38%	0.86%*	0.79%*	0.88%

Annualized expense ratio
for the six-month period
ended 10/31/12†	1.11%	1.86%	1.86%	1.36%	1.36%	0.84%	0.77%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, (or in the case of class R5 and R6 shares, for the period from July 3, 2012 (commencement of operations)), to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.68	$9.51	$9.51	$6.96	$6.96	$2.84‡	$2.60‡	$4.41

Ending value (after expenses)	$1,036.30	$1,033.40	$1,033.40	$1,036.10	$1,035.80	$1,043.40	$1,043.70	$1,038.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from May 1, 2012 to October 31, 2012, they would have been higher.

14 Global Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.63	$9.42	$9.42	$6.90	$6.90	$4.27	$3.91	$4.37

Ending value (after expenses)	$1,019.56	$1,015.79	$1,015.79	$1,018.30	$1,018.30	$1,020.91	$1,021.27	$1,020.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Income Trust 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16 Global Income Trust

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Income Trust 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

18 Global Income Trust

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions,

Global Income Trust 19

extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20 Global Income Trust

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 175, 134 and 107 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits

Global Income Trust 21

continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22 Global Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2012

24 Global Income Trust

The fund’s portfolio 10/31/12

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (60.8%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, September 1, 2021	$14,618	$16,358
6s, July 1, 2021	16,805	18,803
5 1/2s, June 1, 2035	37,061	40,706
5 1/2s, April 1, 2020	33,866	36,490
3s, TBA, November 1, 2042	3,000,000	3,142,266

Federal National Mortgage Association
Pass-Through Certificates
7s, April 1, 2035	140,700	160,599
7s, March 1, 2033	25,493	29,106
6 1/2s, November 1, 2037	101,791	114,690
6 1/2s, September 1, 2036	387	437
6s, July 1, 2037	5,842	6,478
6s, October 1, 2021	5,650	6,327
6s, September 1, 2021	12,955	14,483
6s, May 1, 2021	71,358	79,917
5 1/2s, March 1, 2021	20,995	22,734
5 1/2s, October 1, 2020	16,227	17,572
5 1/2s, May 1, 2020	34,911	37,858
5 1/2s, November 1, 2018	13,589	14,647
5 1/2s, October 1, 2018	5,727	6,173
5 1/2s, February 1, 2018	7,429	8,008
5s, May 1, 2037	289,141	314,904
5s, March 1, 2021	3,431	3,737
5s, May 1, 2020	9,048	9,850
4s, September 1, 2020	16,581	17,717
4s, June 1, 2019	67,166	71,663
4s, June 1, 2019	19,149	20,431
4s, May 1, 2019	36,529	38,974
4s, May 1, 2019	18,464	19,700
4s, May 1, 2019	15,395	16,425
4s, TBA, November 1, 2042	113,000,000	121,024,763
3s, TBA, February 1, 2043	12,000,000	12,508,594
3s, TBA, November 1, 2042	79,000,000	82,931,482

Total U.S. government agency mortgage obligations (cost $220,246,956)		$220,751,892

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%,
February 15, 2040 [i]	$114,009	$170,779

U.S. Treasury Notes 0.750%, September 15, 2013 [i]	180,000	181,038

U.S. Treasury Notes 0.250%, June 30, 2014 [i]	20,000	20,010

Total U.S. treasury obligations (cost $371,827)		$371,827

Global Income Trust 25

FOREIGN GOVERNMENT AND AGENCY BONDS
AND NOTES (36.2%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$25,000	$18,250

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,360,000	4,435,400

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		100,000	123,500

Canada (Government of) bonds 5s, 2037	CAD	200,000	296,535

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		$250,000	275,209

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (India)	INR	20,600,000	370,532

France (Government of) bonds 3 3/4s, 2021	EUR	5,222,000	7,729,686

France (Government of) unsec. bonds 3 1/4s, 2021	EUR	5,340,000	7,616,627

Germany (Federal Republic of) bonds Ser. 86, 6s, 2016	EUR	12,969,000	20,288,037

Germany (Federal Republic of) bonds 3s, 2020	EUR	7,713,000	11,423,701

Germany (Federal Republic of) bonds 2 1/4s, 2020	EUR	5,910,000	8,319,330

Germany (Federal Republic of) unsec. bonds 1 3/4s, 2022	EUR	4,220,000	5,630,944

Germany (Federal Republic of) unsec. bonds 1 3/4s, 2015	EUR	930,000	1,263,279

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$210,000	244,075

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		280,000	319,200

International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. MPLE, 4.3s, 2012	CAD	2,000,000	2,009,512

Ireland (Republic of) unsec. bonds 5 1/2s, 2017	EUR	271,000	381,243

Italy (Republic of) unsec. bonds 6 1/2s, 2027	EUR	1,690,000	2,438,763

Italy (Republic of) unsec. bonds 4s, 2017	EUR	2,240,000	2,965,100

Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s, 2021	JPY	1,377,000,000	17,785,431

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,500,545

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$250,000	270,261

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,881,497

Ontario (Province of) debs. 5s, 2014 (Canada)	CAD	1,100,000	1,156,952

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017	EUR	271,000	323,778

Russia (Federation of) 144A sr. notes 5 5/8s, 2042		$600,000	719,664

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017		200,000	212,130

South Africa (Republic of) sr. unsec. unsub. notes
4.665s, 2024		1,600,000	1,768,000

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017	EUR	1,721,000	2,335,314

Spain (Kingdom of) unsec. bonds 5 1/2s, 2021	EUR	1,530,000	1,979,936

Sweden (Government of) bonds Ser. 1054, 3 1/2s, 2022	SEK	1,500,000	265,499

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	588,532

Switzerland (Government of) bonds 2s, 2021	CHF	600,000	732,119

Ukraine (Government of) 144A notes 9 1/4s, 2017		$375,000	407,880

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		700,000	704,550

United Kingdom Treasury bonds 8s, 2021	GBP	830,000	2,040,393

United Kingdom Treasury bonds 4 1/2s, 2034	GBP	1,310,000	2,674,394

United Kingdom Treasury bonds 4s, 2022	GBP	2,740,000	5,299,242

United Kingdom Treasury bonds 3 3/4s, 2019	GBP	630,000	1,185,763

United Kingdom Treasury unsec. bonds 3 3/4s, 2020	GBP	6,025,000	11,392,056

Total foreign government and agency bonds and notes (cost $124,278,617)			$131,372,859

26 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (6.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.744s, 2032	$101,036	$164,951
IFB Ser. 3408, Class EK, 24.932s, 2037	43,372	68,975
IFB Ser. 3072, Class SM, 23.012s, 2035	121,740	193,340
IFB Ser. 3072, Class SB, 22.865s, 2035	109,317	172,932
IFB Ser. 3249, Class PS, 21.569s, 2036	94,691	143,581
IFB Ser. 3065, Class DC, 19.218s, 2035	106,040	166,401
IFB Ser. 2990, Class LB, 16.399s, 2034	106,990	150,202
IFB Ser. 3951, Class CS, IO, 6.536s, 2026	14,340,909	2,245,930
IFB Ser. 4098, Class MS, IO, 6.486s, 2041	3,689,723	793,586
IFB Ser. 3856, Class PS, IO, 6.386s, 2040	4,892,019	701,929
IFB Ser. 3780, Class PS, IO, 6.236s, 2035	8,779,835	767,550
IFB Ser. 3934, Class SA, IO, 6.186s, 2041	1,133,279	202,744
IFB Ser. 4112, Class SC, IO, 5.936s, 2042	5,640,658	978,045
IFB Ser. 4105, Class LS, IO, 5.936s, 2041	1,439,536	288,670
IFB Ser. 3751, Class SB, IO, 5.826s, 2039	10,354,203	1,514,779
Ser. 3632, Class CI, IO, 5s, 2038	148,406	8,210
Ser. 3626, Class DI, IO, 5s, 2037	87,213	2,804
IFB Ser. 3852, Class SG, 4.816s, 2041	993,931	1,044,393
Ser. 3747, Class HI, IO, 4 1/2s, 2037	335,173	27,456
Ser. 3707, Class PI, IO, 4 1/2s, 2025	1,142,792	87,949
Ser. 3300, PO, zero %, 2037	19,735	18,475
FRB Ser. 3326, Class WF, zero %, 2035	14,271	12,844

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.794s, 2036	89,352	151,504
IFB Ser. 07-53, Class SP, 23.427s, 2037	106,148	170,458
IFB Ser. 05-75, Class GS, 19.618s, 2035	113,561	166,588
IFB Ser. 12-96, Class PS, IO, 6.489s, 2041	3,238,532	674,586
IFB Ser. 12-66, Class HS, IO, 6.489s, 2041	2,627,968	550,612
IFB Ser. 12-4, Class SN, IO, 6.389s, 2040	3,611,175	640,984
IFB Ser. 12-3, Class CS, IO, 6.339s, 2040	3,342,856	616,189
IFB Ser. 11-87, Class HS, IO, 6.289s, 2041	1,681,763	292,627
IFB Ser. 11-67, Class BS, IO, 6.289s, 2041	1,190,613	208,131
IFB Ser. 12-30, Class HS, IO, 6.239s, 2042	8,750,058	1,665,661
IFB Ser. 10-46, Class SB, IO,6.239s, 2040	1,788,610	267,022
IFB Ser. 404, Class S13, IO, 6.189s, 2040	3,325,699	510,627
IFB Ser. 12-113, Class CS, IO, 5.939s, 2041	1,747,592	340,361
IFB Ser. 12-4, Class SY, IO, 5.739s, 2042	3,011,950	520,495
Ser. 12-132, Class SA, IO, 5s, 2042	5,811,000	970,728
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,838,215	186,597
Ser. 12-118, Class IO, IO, 4s, 2042	2,827,000	435,415
Ser. 409, Class C16, IO, 4s, 2040	2,032,448	204,221
Ser. 03-W10, Class 1, IO, 1.4s, 2043	800,468	35,802
Ser. 07-64, Class LO, PO, zero %, 2037	34,737	32,394

Government National Mortgage Association
IFB Ser. 10-171, Class SB, IO, 6.236s, 2040	5,174,234	863,528
IFB Ser. 10-120, Class SB, IO, 5.989s, 2035	220,185	18,220
IFB Ser. 10-20, Class SC, IO, 5.939s, 2040	1,017,645	168,502
IFB Ser. 10-14, Class SH, IO, 5.786s, 2040	3,368,302	597,099

Global Income Trust 27

MORTGAGE-BACKED SECURITIES (24.9%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		$107,913	$16,241
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		5,400,407	869,128
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		2,867,138	304,631
Ser. 11-116, Class BI, IO, 4s, 2026		4,012,740	413,914

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.038s, 2045		1,672,526	317,780

			21,965,791
Commercial mortgage-backed securities (9.1%)
Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049		307,222	318,184
Ser. 06-5, Class A2, 5.317s, 2047		1,259,573	1,260,085

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class J, 4.9s, 2036		1,216,000	1,182,682
Ser. 04-4, Class XC, IO, 0.861s, 2042		1,346,369	13,829
Ser. 07-5, Class XW, IO, 0.392s, 2051		8,023,879	101,638
Ser. 06-5, Class XC, IO, 0.262s, 2047		2,021,490	34,080

Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, 2.93s, 2023	CAD	4,027,835	30,247
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	5,713,098	110,830
FRB Ser. 06-CD1A, Class A1, 1.505s, 2023	CAD	156,792	155,418

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 04-PWR3, Class D, 4.889s, 2041		$461,000	467,961

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.166s, 2038		5,916,614	104,132

CFCRE Commercial Mortgage Trust 144A Ser. 11-C1,
Class XA, IO, 1.477s, 2044		6,655,959	394,033

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.117s, 2049		30,648,789	426,631

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.146s, 2049		6,513,006	59,789
Ser. 07-CD5, Class XS, IO, 0.032s, 2044		4,627,352	17,919

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class AM, 5.347s, 2046		403,000	429,961
Ser. 06-C8, Class A2B, 5.248s, 2046		95,200	95,711
FRB Ser. 05-LP5, Class D, 5.098s, 2043		650,000	667,081

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	102,358	138,752
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	29,289	42,066

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.762s, 2039		$406,277	407,592

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.159s, 2039		9,253,859	117,339
Ser. 07-C2, Class AX, IO, 0.071s, 2049		9,087,609	33,724

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038		326,000	344,647

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		253,385	274,922
FRB Ser. 03-CK2, Class G, 5.744s, 2036		933,000	934,055
Ser. 02-CP5, Class M, 5 1/4s, 2035		78,297	3,915
Ser. 03-C3, Class AX, IO, 1.717s, 2038		2,830,217	7,738

28 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 03-C1, Class H, 5.871s, 2038	$670,000	$675,896
Ser. 07-C1, Class XC, IO, 0.099s, 2049	34,069,160	254,020

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	697,000	705,713

Greenwich Capital Commercial Funding Corp. 144A FRB
Ser. 03-C2, Class G, 5.567s, 2036	1,638,000	1,662,038

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	91,076	91,076

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	52,190	53,766
FRB Ser. 03-C1, Class J, 5.309s, 2040	670,000	675,628

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.971s, 2051	360,000	383,877
FRB Ser. 04-CB9, Class B, 5.665s, 2041	394,000	403,535
Ser. 07-LDPX, Class A3S, 5.317s, 2049	580,000	596,251
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP9, Class A2S, 5.298s, 2047	813,227	818,252
FRB Ser. 05-LDP3, Class AJ, 4.997s, 2042 F	426,000	427,373
Ser. 04-C3, Class B, 4.961s, 2042	453,000	453,227
Ser. 06-LDP8, Class X, IO, 0.542s, 2045	2,441,912	40,235
Ser. 06-CB17, Class X, IO, 0.497s, 2043	23,069,233	398,821
Ser. 07-LDPX, Class X, IO, 0.311s, 2049	22,034,928	241,833

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 03-CB6, Class F, 5.516s, 2037	2,090,000	2,177,793
Ser. 07-CB20, Class X1, IO, 0.159s, 2051	8,033,241	78,686

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	127,877

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.157s, 2041	438,000	498,751
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	748,000	777,786
Ser. 06-C7, Class A2, 5.3s, 2038	569,216	569,216
Ser. 04-C6, Class E, 5.177s, 2036	431,000	436,344
Ser. 04-C8, Class D, 4.946s, 2039	468,000	476,330
Ser. 05-C1, Class D, 4.856s, 2040	518,000	526,236
Ser. 05-C3, Class AJ, 4.843s, 2040	355,000	370,372
Ser. 07-C2, Class XW, IO, 0.499s, 2040	1,143,067	21,348

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.657s, 2038	1,490,906	31,801
Ser. 05-C2, Class XCL, IO, 0.353s, 2040	3,552,779	24,965
Ser. 06-C7, Class XCL, IO, 0.267s, 2038	2,733,186	38,109
Ser. 06-C6, Class XCL, IO, 0.241s, 2039	13,448,530	233,816
Ser. 07-C2, Class XCL, IO, 0.139s, 2040	7,326,132	103,079

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.847s, 2050	539,000	577,593
Ser. 06-C2, Class AJ, 5.802s, 2043	381,000	344,805
FRB Ser. 07-C1, Class A2, 5.743s, 2050	231,222	235,257
Ser. 03-KEY1, Class C, 5.373s, 2035	386,000	392,485
Ser. 05-CKI1, Class AJ, 5.261s, 2037	270,000	275,238

Global Income Trust 29

MORTGAGE-BACKED SECURITIES (24.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.334s, 2049	$101,867	$101,231

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5,
Class X, IO, 4.87s, 2049	177,153	13,074

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.344s, 2032	225,798	226,937
Ser. 07-IQ14, Class A2, 5.61s, 2049	203,421	210,268
FRB Ser. 07-HQ12, Class A2, 5.576s, 2049	282,074	289,690
Ser. 05-HQ5, Class X2, IO, 0.219s, 2042	71,377,319	51,392

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	332,090	315,901
Ser. 03-IQ6, Class C, 5.126s, 2041	516,000	527,713
Ser. 05-HQ5, Class X1, IO, 0.08s, 2042	72,992,103	350,362

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.774s, 2035	1,560,000	1,554,384

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	656,143	677,468

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.996s, 2045	533,000	496,383
FRB Ser. 07-C34, Class AJ, 5.976s, 2046	751,000	702,185
Ser. 04-C14, Class D, 5.269s, 2041	1,796,000	1,833,402
Ser. 07-C34, IO, 0.347s, 2046	2,063,695	24,971

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C16, Class G, 5.468s, 2041	770,000	729,193
FRB Ser. 03-C8, Class F, 5.206s, 2035	556,000	569,789

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036	87,000	75,799

		33,124,531
Residential mortgage-backed securities (non-agency) (9.7%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.361s, 2036	4,295,000	3,328,625

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.861s, 2047	11,732,789	1,374,936

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	1,234,606	172,845

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 9A1, 2.665s, 2042 F	440,000	448,800
FRB Ser. 12-RR10, Class 9A2, 2.665s, 2042 F	280,000	196,000
Ser. 12-RR10, Class 4A2, 2.655s, 2036	160,000	119,768

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046	9,248,262	393,051
Ser. 09-RR7, Class 2A7, IO, 1.574s, 2047	21,428,999	919,304

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.086s, 2034	12,634	4,439

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	3,669,205	103,105
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	2,562,502	37,413

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.786s, 2036	1,247,590	1,051,095

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.589s, 2036	782,566	712,135

30 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.9%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Home Loans
Ser. 06-6, Class 06-6, 6s, 2036		$3,823,898	$3,441,508
Ser. 07-3, Class A30, 5 3/4s, 2037		597,588	519,356

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.079s, 2043	GBP	121,603	166,016
FRB Ser. 03-2, Class 2C1, 2.755s, 2043	EUR	327,000	358,569

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036		$2,722,747	110,544

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.542s, 2035		2,655,472	1,834,260

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.391s, 2037		6,318,040	4,106,726

JPMorgan Mortgage Trust FRB Ser. 07-A4, Class 2A3,
5.584s, 2037		1,198,584	1,018,797

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047		2,056,703	61,701

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.411s, 2034		10,355	3,791

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8,
Class X, IO, 0.4s, 2036		7,835,363	127,716

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY3, Class 4A1, 2.763s, 2037		824,084	716,953
FRB Ser. 06-AR8, Class 1A2, 2.725s, 2046		1,195,404	944,369
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046		769,184	669,190
FRB Ser. 06-AR4, Class 1A1B, 1.094s, 2046		1,660,319	1,170,525
FRB Ser. 06-AR13, Class 1A, 1.034s, 2046		2,628,191	1,866,015
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046		782,255	594,514
FRB Ser. 05-AR13, Class A1C3, 0.701s, 2045		3,241,867	2,269,307
FRB Ser. 05-AR9, Class A1C3, 0.691s, 2045		937,516	768,763

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037		853,217	855,350
Ser. 05-9, Class 2A9, 5 1/4s, 2035		600,000	621,750
FRB Ser. 06-AR10, Class 5A1, 2.614s, 2036		992,826	843,902
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036		422,349	362,164
FRB Ser. 06-AR13, Class A4, 2.613s, 2036		3,678,641	3,071,665

			35,364,967

Total mortgage-backed securities (cost $86,881,926)			$90,455,289

CORPORATE BONDS AND NOTES (24.8%)*		Principal amount	Value

Basic materials (1.5%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015		$105,000	$111,655

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019		165,000	211,010

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		160,000	178,200

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020		15,000	19,012

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042		390,000	423,337

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022		280,000	296,293

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017		90,000	93,384

Global Income Trust 31

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Basic materials cont.
Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	$120,000	$165,444

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	305,000	361,990

International Paper Co. sr. unsec. notes 9 3/8s, 2019	128,000	175,721

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	184,101

International Paper Co. sr. unsec. notes 7.95s, 2018	155,000	201,560

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)	230,000	265,938

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	173,569

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	120,000	123,940

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	260,000	322,225

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	400,000	480,092

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	105,000	114,110

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	105,000	113,856

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	155,000	212,045

Sealed Air Corp. sr. notes 7 7/8s, 2017	100,000	106,500

Sealed Air Corp. 144A notes 5 5/8s, 2013	151,000	154,775

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	10,000	12,041

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	180,000	217,756

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	169,789

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	240,000	318,117

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	360,000	393,544

		5,600,004
Capital goods (0.2%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	285,000	297,825

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	253,000	329,775

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	50,000	57,508

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	30,000	32,303

		717,411
Communication services (2.1%)
America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	100,000	132,065

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	207,821

American Tower Corp. sr. unsec. notes 7s, 2017 R	130,000	156,209

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	205,000	282,677

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	265,000	361,304

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	310,000	326,172

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	130,000	133,243

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	75,000	104,187

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	120,000	148,179

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	190,000	217,117

DISH DBS Corp. company guaranty sr. unsec. notes
6 3/4s, 2021	310,000	345,263

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	555,000	665,879

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	128,000	142,966

32 Global Income Trust

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	$115,000	$155,985

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	163,820

Qwest Corp. notes 6 3/4s, 2021	612,000	724,349

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	101,253

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	393,221

TCI Communications, Inc. company guaranty sr. unsec.
unsub. debs. 7 7/8s, 2026	580,000	838,608

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	235,000	249,252

Telefonica Emisiones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	185,000	188,006

Telefonica Emisiones SAU company guaranty sr. unsec.
unsub. notes 6.221s, 2017 (Spain)	155,000	167,400

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	145,700

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	525,000	610,525

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	68,000	104,723

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	162,000	226,776

Verizon Global Funding Corp. sr. unsec. unsub. notes 7 3/4s, 2030	110,000	166,540

		7,459,240
Consumer cyclicals (1.5%)
ADT Corp. (The) 144A company guaranty sr. unsec.
notes 4 7/8s, 2042	240,000	258,078

ADT Corp. (The) 144A company guaranty sr. unsec.
notes 3 1/2s, 2022	335,000	348,536

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	185,000	214,644

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	85,000	95,413

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	170,000	238,691

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	160,000	173,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	145,000	173,658

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	185,000	221,310

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	235,000	259,471

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	18,188

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	260,000	286,791

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	640,000	681,610

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)	175,000	209,081

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	145,000	166,388

Limited Brands, Inc. sr. notes 5 5/8s, 2022	220,000	237,600

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	30,000	33,893

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	50,000	54,900

Global Income Trust 33

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	$180,000	$184,319

News America, Inc. company guaranty sr. unsec. notes 6.9s, 2019	80,000	100,484

Owens Corning company guaranty sr. unsec. notes 9s, 2019	87,000	110,925

QVC, Inc. 144A sr. notes 7 1/8s, 2017	80,000	84,492

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	165,000	235,171

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	315,057

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	50,000	58,040

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	545,000	590,556

		5,350,296
Consumer staples (1.2%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	63,000	110,676

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	61,000	86,999

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	44,000	62,091

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	385,000	385,455

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	154,000	258,966

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	257,801

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	73,112

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	62,000	66,108

CVS Pass-Through Trust 144A company
guaranty sr. notes 7.507s, 2032	331,040	441,974

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	44,378	44,780

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	380,000	484,323

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	50,000	47,114

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	195,000	198,403

Diageo Investment Corp. company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	355,000	391,651

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040	589,000	821,317

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	205,000	245,376

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.6s, 2016	195,000	224,763

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	223,314

		4,424,223
Energy (1.6%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	110,000	114,400

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	455,000	621,316

BG Energy Capital PLC 144A company guaranty sr. unsec.
notes 4s, 2021 (United Kingdom)	200,000	224,489

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	265,000	313,548

34 Global Income Trust

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	$140,000	$164,399

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)	115,000	124,741

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec.
notes 4.15s, 2020 (Italy)	605,000	619,750

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	300,000	333,480

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	185,000	254,373

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	58,220

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	160,000	199,570

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	55,000	69,837

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	225,000	255,163

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	185,000	196,532

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	295,000	336,289

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	370,000	293,443

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela)	100,000	89,750

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	643,436

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020	20,000	23,916

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	75,000	91,323

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	140,000	153,149

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	165,000	210,137

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	365,000	523,894

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	36,000	47,693

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	10,000	11,615

		5,974,463
Financials (9.8%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)	1,190,000	1,289,924

ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity	295,000	295,000

Aflac, Inc. sr. unsec. notes 6.9s, 2039	215,000	289,763

Aflac, Inc. sr. unsec. notes 6.45s, 2040	185,000	237,174

American Express Co. sr. unsec. notes 8 1/8s, 2019	330,000	446,456

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	249,000	310,628

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	250,000	292,570

Aon PLC jr. unsec. sub. notes 8.205s, 2027	545,000	683,356

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	550,000	664,426

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	270,000	314,736

Global Income Trust 35

CORPORATE BONDS AND NOTES (24.8%)* cont.		Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)		$485,000	$457,113

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		435,000	475,771

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016		725,000	843,221

Bank of America Corp. sr. unsec. unsub. notes 5 7/8s, 2042		225,000	275,168

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)		370,000	490,727

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)		725,000	791,832

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		230,000	286,199

BNP Paribas SA 144A jr. unsec. sub. notes FRN 7.195s, 2049 (France)		300,000	295,500

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049 (France)		593,000	551,490

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R		585,000	677,208

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		510,000	512,550

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039		149,000	153,470

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019		5,000	6,667

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032		185,000	213,814

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		80,000	94,253

CNA Financial Corp. unsec. notes 6 1/2s, 2016		260,000	300,151

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	121,773

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)		120,000	126,588

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		370,000	481,203

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R		22,000	22,632

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021		445,000	489,461

GE Capital Trust IV 144A unsec. sub. bonds FRB 4 5/8s, 2066	EUR	90,000	111,405

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		$415,000	492,952

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016		145,000	141,469

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037		720,000	921,138

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		465,000	489,083

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	244,785

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		11,000	12,079

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		220,000	256,575

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)		650,000	531,375

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		800,000	848,000

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R		165,000	178,684

HSBC Finance Capital Trust IX FRN 5.911s, 2035		200,000	199,342

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)		685,000	797,304

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	392,891

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		100,000	104,500

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)		850,000	900,057

36 Global Income Trust

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	$220,000	$236,225

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	390,000	405,600

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.435s, 2047	964,000	712,282

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	650,000	729,625

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	265,000	262,350

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,040,000	1,132,976

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	540,000	594,810

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	435,000	669,523

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	80,000	105,417

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	220,000	265,630

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	135,878

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	425,000	459,451

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	111,341

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	205,000	221,400

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	35,000	36,921

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	40,000	57,614

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	815,000	862,352

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	31,197

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	99,288

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	445,000	484,494

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	332,500	345,236

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	15,000	19,265

Prudential Financial, Inc. sr. notes 6.2s, 2015	15,000	16,524

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	111,213

Rabobank Nederland 144A jr. unsec. sub. notes FRN 11s,
perpetual maturity (Netherlands)	865,000	1,156,938

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	120,000	123,688

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	820,000	939,638

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	600,000	612,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)	275,000	308,262

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	450,000	476,991

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015
(South Korea)	650,000	700,047

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. notes 5s, 2018 R	270,000	291,746

Global Income Trust 37

CORPORATE BONDS AND NOTES (24.8%)* cont.		Principal amount	Value

Financials cont.
Standard Chartered Bank 144A unsec. sub. notes 6.4s, 2017
(United Kingdom)		$435,000	$505,848

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049
(United Kingdom)		100,000	105,000

State Street Capital Trust IV company guaranty jr. unsec.
sub. bonds FRB 1.389s, 2037		550,000	422,110

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R		85,000	101,374

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019		135,000	158,190

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		210,000	290,822

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		500,000	591,880

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		175,000	185,984

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		100,000	106,523

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		699,000	754,123

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		100,000	106,523

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021		405,000	459,978

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		300,000	319,500

			35,936,240
Health care (0.5%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		200,000	271,598

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042		295,000	347,923

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		250,000	292,328

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		120,000	126,300

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		135,000	142,763

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037		175,000	232,611

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020		28,000	31,289

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		120,000	134,212

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042		80,000	86,232

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022		65,000	66,462

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017		15,000	15,237

			1,746,955
Supra-Nation (3.4%)
Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,395,309

Eurasian Development Bank 144A sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)		$100,000	109,022

European Investment Bank sr. unsec. unsub. bonds 5 5/8s,
2032 (Luxembourg)	GBP	1,900,000	4,015,685

Inter-American Development Bank sr. unsec.
unsub. notes Ser. MPLE, 4 1/4s, 2012 (Supra-Nation)	CAD	3,000,000	3,009,822

38 Global Income Trust

CORPORATE BONDS AND NOTES (24.8%)* cont.		Principal amount	Value

Supra-Nation cont.
KfW govt. guaranty sr. unsec. unsub. bonds Ser. 8, 3 7/8s,
2013 (Germany)	EUR	1,055,000	$1,401,186

Landwirtschaftliche Rentenbank govt. guaranty unsec.
unsub. bonds 3 1/4s, 2014 (Germany)	EUR	1,055,000	1,424,200

			12,355,224
Technology (0.1%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020		$145,000	156,963

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018		35,000	36,313

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,927

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		105,000	107,283

			306,486
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041		295,000	361,664

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040		10,000	12,849

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018		77,772	84,577

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017		137,695	147,678

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042		60,000	67,014

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		119,287	133,005

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019		139,619	159,864

Norfolk Southern Corp. sr. unsec. notes 6s, 2111		140,000	177,063

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018		45,000	45,811

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022		181,674	211,650

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022		37,904	40,368

			1,441,543
Utilities and power (2.5%)
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042		65,000	71,583

Beaver Valley Funding Corp. sr. bonds 9s, 2017		100,000	102,428

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		541,124	576,297

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019		405,000	534,103

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042		65,000	71,980

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.662s, 2066		350,000	323,400

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041		165,000	184,347

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018
(Netherlands)		335,000	342,203

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		105,000	153,487

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020		95,000	114,684

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)		465,000	650,764

Enel Finance International SA 144A company
guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)		175,000	185,215

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042		515,000	650,171

Global Income Trust 39

CORPORATE BONDS AND NOTES (24.8%)* cont.		Principal amount	Value

Utilities and power cont.
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		$210,000	$240,178

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042		125,000	134,626

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	370,636

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036 (Spain)		$155,000	167,848

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	147,218

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		195,000	247,299

Nevada Power Co. notes 6 1/2s, 2018		195,000	247,193

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		640,000	720,661

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		240,000	255,600

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017		20,000	24,252

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019		530,000	717,729

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)		340,000	365,375

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	202,927

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018		145,000	198,026

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		35,000	38,083

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067		830,000	890,175

			8,928,488

Total corporate bonds and notes (cost $80,832,225)			$90,240,573

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclay’s Bank PLC

(1.75)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	$9,301,000	$105,380

1.75/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	9,301,000	93,010

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	23,675,000	142,951

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	23,675,000	142,950

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	23,675,000	142,950

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625	1,766,000	30,110

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855	1,766,000	28,539

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	776,000	41,570

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	776,000	745

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	1,614,000	106,798

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	1,614,000	10,652

1.845/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.845	1,766,000	25,748

1.835/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.835	1,766,000	22,004

40 Global Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* cont.

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.

2.305/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.305	$776,000	$41,159

(2.305)/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.305	776,000	23

1.82/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.82	1,766,000	17,360

Total purchased swap options outstanding (cost $1,631,492)			$951,949

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$134,880

IL State G.O. Bonds
4.421s, 1/1/15	45,000	47,767
4.071s, 1/1/14	135,000	139,845

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	130,066

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	135,595

Total municipal bonds and notes (cost $490,686)		$588,153

SENIOR LOANS (—%)* [c]	Principal amount	Value

Aramark Corp. bank term loan FRN 3.568s, 2016	$7,147	$7,145

Aramark Corp. bank term loan FRN Ser. B2, 3.829s, 2016	15,770	15,774

Aramark Corp. bank term loan FRN Ser. C, 0.064s, 2016	1,037	1,037

Aramark Corp. bank term loan FRN Ser. C3, 0.064s, 2016	576	576

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.461s, 2018	13,071	11,724

Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.47s, 2016	17,766	17,816

Freescale Semiconductor, Inc. bank term loan FRN 4.465s, 2016	13,844	13,515

National Bedding Company, LLC bank term loan FRN Ser. B,
4s, 2013	9,412	9,400

SunGard Data Systems, Inc. bank term loan FRN 1.964s, 2014	844	844

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.906s, 2016	17,486	17,508

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.749s, 2017	25,177	16,239

Univision Communications, Inc. bank term loan FRN
4.466s, 2017	15,110	14,775

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	13,112	13,221

Total senior loans (cost $144,215)		$139,574

SHORT-TERM INVESTMENTS (12.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% L	30,001,394	$30,001,394

SSgA Prime Money Market Fund 0.12% P	1,051,784	1,051,784

Straight-A-Funding, LLC commercial paper with an effective
yield of 0.178%, December 7, 2012	$2,300,000	2,299,586

Straight-A-Funding, LLC commercial paper with an effective
yield of 0.178%, November 6, 2012	3,300,000	3,299,917

Straight-A-Funding, LLC 144A, Ser. 1 commercial paper
with an effective yield of 0.158%, December 13, 2012	5,000,000	4,999,067

Global Income Trust 41

SHORT-TERM INVESTMENTS (12.8%)* cont.	Principal amount	Value

U.S. Treasury Bills with an effective yield of 0.177%,
October 17, 2013 #	$294,000	$293,508

U.S. Treasury Bills with effective yields ranging from
0.151% to 0.169%, July 25, 2013 # ##	4,627,000	4,621,452

Total short-term investments (cost $46,566,636)		$46,566,708

TOTAL INVESTMENTS

Total investments (cost $561,444,580)		$581,438,824

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $363,153,058.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

42 Global Income Trust

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $263,491,714 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	70.7%	Luxembourg	0.8%

Germany	8.6	Argentina	0.8

United Kingdom	5.3	Canada	0.7

Japan	3.3	Netherlands	0.7

France	3.2	Russia	0.5

Italy	1.1	Other	2.5

Spain	0.9	Total	100.0%

Supra-Nation	0.9

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $238,937,615)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/21/12	$1,720,472	$1,718,328	$(2,144)

	Swedish Krona	Buy	11/21/12	2	2	—

	Swiss Franc	Buy	11/21/12	1,553,323	1,541,397	11,926

Barclays Bank PLC

	Australian Dollar	Buy	11/21/12	4,619,020	4,598,986	20,034

	Brazilian Real	Buy	11/21/12	545,748	543,493	2,255

	British Pound	Sell	11/21/12	3,860,000	3,849,529	(10,471)

	Canadian Dollar	Sell	11/21/12	3,412,800	3,461,378	48,578

	Chilean Peso	Sell	11/21/12	144,860	146,731	1,871

	Euro	Buy	11/21/12	1,671,012	1,682,828	(11,816)

Global Income Trust 43

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $238,937,615) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Hungarian Forint	Buy	11/21/12	$131,406	$132,361	$(955)

	Hungarian Forint	Sell	11/21/12	131,406	129,568	(1,838)

	Indonesian Rupiah	Sell	11/21/12	542,842	539,942	(2,900)

	Japanese Yen	Buy	11/21/12	3,385,404	3,488,826	(103,422)

	Malaysian Ringgit	Buy	11/21/12	489,999	488,784	1,215

	Mexican Peso	Buy	11/21/12	1,105,004	1,127,134	(22,130)

	New Zealand Dollar	Sell	11/21/12	371,769	373,413	1,644

	Norwegian Krone	Sell	11/21/12	236,943	237,261	318

	Polish Zloty	Buy	11/21/12	354,848	362,351	(7,503)

	Singapore Dollar	Sell	11/21/12	419,077	415,603	(3,474)

	South African Rand	Buy	11/21/12	218,407	214,256	4,151

	South Korean Won	Buy	11/21/12	1,055,597	1,033,878	21,719

	Swedish Krona	Sell	11/21/12	2,045,854	2,043,646	(2,208)

	Taiwan Dollar	Buy	11/21/12	545,789	547,270	(1,481)

	Turkish Lira	Buy	11/21/12	791,526	789,576	1,950

Citibank, N.A.

	Australian Dollar	Buy	11/21/12	2,313,138	2,308,694	4,444

	Brazilian Real	Buy	11/21/12	545,649	543,448	2,201

	British Pound	Sell	11/21/12	3,580,355	3,575,843	(4,512)

	Canadian Dollar	Buy	11/21/12	853,425	866,463	(13,038)

	Danish Krone	Buy	11/21/12	874,870	874,177	693

	Euro	Sell	11/21/12	18,529,966	18,459,359	(70,607)

	Japanese Yen	Buy	11/21/12	4,572,014	4,680,379	(108,365)

	South Korean Won	Buy	11/21/12	631,040	618,472	12,568

	Taiwan Dollar	Buy	11/21/12	51,427	53,785	(2,358)

	Turkish Lira	Buy	11/21/12	102,217	114,881	(12,664)

Credit Suisse AG

	Australian Dollar	Buy	11/21/12	2,507,066	2,491,422	15,644

	Brazilian Real	Buy	11/21/12	353,024	351,151	1,873

	British Pound	Sell	11/21/12	3,069,637	3,063,862	(5,775)

	Canadian Dollar	Sell	11/21/12	2,698,394	2,730,560	32,166

	Chilean Peso	Buy	11/21/12	59,773	60,462	(689)

	Euro	Buy	11/21/12	2,256,062	2,263,846	(7,784)

	Indonesian Rupiah	Sell	11/21/12	542,842	539,942	(2,900)

	Japanese Yen	Sell	11/21/12	10,841,267	11,093,031	251,764

	Mexican Peso	Buy	11/21/12	8,761	9,124	(363)

	New Zealand Dollar	Sell	11/21/12	1,011,069	1,018,225	7,156

	Philippines Peso	Buy	11/21/12	846,664	838,584	8,080

	Polish Zloty	Buy	11/21/12	544,323	546,808	(2,485)

	South African Rand	Buy	11/21/12	276,065	273,719	2,346

	South Korean Won	Sell	11/21/12	37,188	36,192	(996)

	Swedish Krona	Sell	11/21/12	536,932	527,636	(9,296)

	Swiss Franc	Sell	11/21/12	376,140	373,604	(2,536)

	Taiwan Dollar	Buy	11/21/12	173,290	175,422	(2,132)

	Turkish Lira	Buy	11/21/12	852,010	846,034	5,976

44 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $238,937,615) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Buy	11/21/12	$863,916	$853,351	$10,565

	Brazilian Real	Buy	11/21/12	266,267	263,410	2,857

	British Pound	Sell	11/21/12	1,812,123	1,812,943	820

	Canadian Dollar	Sell	11/21/12	1,811,540	1,841,535	29,995

	Euro	Sell	11/21/12	2,208,226	2,193,548	(14,678)

	Japanese Yen	Buy	11/21/12	547,828	560,597	(12,769)

	Mexican Peso	Buy	11/21/12	1,106	1,124	(18)

	Polish Zloty	Buy	11/21/12	794,414	796,709	(2,295)

	Singapore Dollar	Sell	11/21/12	398,992	395,691	(3,301)

	South Korean Won	Buy	11/21/12	637,294	624,181	13,113

	Swedish Krona	Buy	11/21/12	966,143	970,779	(4,636)

	Swedish Krona	Sell	11/21/12	966,143	964,440	(1,703)

	Swiss Franc	Sell	11/21/12	9,344	9,275	(69)

	Turkish Lira	Buy	11/21/12	635,391	633,463	1,928

Goldman Sachs International

	Euro	Sell	11/21/12	18,186,041	18,123,210	(62,831)

	Japanese Yen	Sell	11/21/12	896,618	917,336	20,718

	South Korean Won	Buy	11/21/12	510	499	11

	Turkish Lira	Buy	11/21/12	154,688	154,436	252

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/21/12	1,662,865	1,658,066	4,799

	British Pound	Sell	11/21/12	4,678,473	4,680,897	2,424

	Canadian Dollar	Sell	11/21/12	896,562	900,804	4,242

	Euro	Buy	11/21/12	279,237	281,690	(2,453)

	Indian Rupee	Sell	11/21/12	206,991	211,497	4,506

	Japanese Yen	Buy	11/21/12	5,623,516	5,756,808	(133,292)

	Norwegian Krone	Sell	11/21/12	912,714	901,586	(11,128)

	Russian Ruble	Buy	11/21/12	1,083,176	1,092,724	(9,548)

	South Korean Won	Buy	11/21/12	276,275	270,311	5,964

	Turkish Lira	Buy	11/21/12	856,239	854,889	1,350

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/21/12	1,684,299	1,675,606	8,693

	Brazilian Real	Buy	11/21/12	545,748	543,227	2,521

	British Pound	Sell	11/21/12	2,522,288	2,516,300	(5,988)

	Canadian Dollar	Sell	11/21/12	904,239	914,999	10,760

	Chilean Peso	Buy	11/21/12	140,942	142,523	(1,581)

	Czech Koruna	Buy	11/21/12	328,242	328,327	(85)

	Euro	Buy	11/21/12	5,292,665	5,281,053	11,612

	Japanese Yen	Buy	11/21/12	4,281,548	4,391,976	(110,428)

	Mexican Peso	Buy	11/21/12	1,113,879	1,136,035	(22,156)

	New Zealand Dollar	Sell	11/21/12	819,435	823,569	4,134

	Norwegian Krone	Buy	11/21/12	2,846,221	2,849,882	(3,661)

	Peruvian New Sol	Buy	11/21/12	355,018	356,179	(1,161)

	Peruvian New Sol	Sell	11/21/12	355,018	353,052	(1,966)

Global Income Trust 45

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $238,937,615) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Polish Zloty	Buy	11/21/12	$1,360,370	$1,371,900	$(11,530)

	Russian Ruble	Buy	11/21/12	1,083,176	1,092,286	(9,110)

	Singapore Dollar	Sell	11/21/12	236,591	234,676	(1,915)

	South African Rand	Buy	11/21/12	276,157	273,795	2,362

	South Korean Won	Buy	11/21/12	299,968	293,559	6,409

	Swedish Krona	Buy	11/21/12	147,666	149,250	(1,584)

	Swedish Krona	Sell	11/21/12	147,666	146,127	(1,539)

	Swiss Franc	Sell	11/21/12	282,051	280,160	(1,891)

	Taiwan Dollar	Buy	11/21/12	336,452	336,145	307

	Turkish Lira	Buy	11/21/12	584,922	587,550	(2,628)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	11/21/12	399,464	398,041	(1,423)

	British Pound	Sell	11/21/12	7,981,895	7,980,634	(1,261)

	Euro	Sell	11/21/12	2,019,605	2,011,732	(7,873)

	Japanese Yen	Sell	11/21/12	2,893,105	2,971,661	78,556

	Swiss Franc	Buy	11/21/12	2,526,969	2,509,406	17,563

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/21/12	1,386,929	1,378,736	8,193

	Brazilian Real	Buy	11/21/12	545,748	543,493	2,255

	British Pound	Sell	11/21/12	2,582,154	2,569,460	(12,694)

	Canadian Dollar	Sell	11/21/12	1,802,132	1,818,989	16,857

	Chilean Peso	Buy	11/21/12	16,076	16,319	(243)

	Euro	Sell	11/21/12	1,532,432	1,521,277	(11,155)

	Indonesian Rupiah	Sell	11/21/12	542,842	539,998	(2,844)

	Israeli Shekel	Buy	11/21/12	205,592	201,963	3,629

	Japanese Yen	Buy	11/21/12	3,467,428	3,549,661	(82,233)

	Mexican Peso	Buy	11/21/12	533,315	544,980	(11,665)

	New Zealand Dollar	Sell	11/21/12	557,078	560,125	3,047

	Norwegian Krone	Buy	11/21/12	1,914,086	1,925,246	(11,160)

	Polish Zloty	Buy	11/21/12	757,963	766,880	(8,917)

	Singapore Dollar	Buy	11/21/12	546,472	548,525	(2,053)

	South African Rand	Sell	11/21/12	190,388	202,669	12,281

	South Korean Won	Buy	11/21/12	542,553	532,058	10,495

	Swedish Krona	Sell	11/21/12	752,268	745,269	(6,999)

	Swiss Franc	Sell	11/21/12	13,748	13,656	(92)

	Taiwan Dollar	Buy	11/21/12	107,212	108,201	(989)

	Thai Baht	Buy	11/21/12	833,173	831,612	1,561

	Turkish Lira	Buy	11/21/12	904,537	898,737	5,800

UBS AG

	Australian Dollar	Buy	11/21/12	3,028,317	3,017,236	11,081

	British Pound	Sell	11/21/12	3,832,084	3,829,721	(2,363)

	Canadian Dollar	Sell	11/21/12	3,215,634	3,269,841	54,207

	Czech Koruna	Sell	11/21/12	170,277	170,364	87

	Euro	Buy	11/21/12	6,555,453	6,538,869	16,584

46 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $238,937,615) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Indian Rupee	Sell	11/21/12	$189,523	$194,494	$4,971

	Japanese Yen	Buy	11/21/12	796,999	815,806	(18,807)

	Mexican Peso	Buy	11/21/12	822,838	836,562	(13,724)

	New Zealand Dollar	Sell	11/21/12	811,385	815,794	4,409

	Norwegian Krone	Sell	11/21/12	179,398	177,026	(2,372)

	Philippines Peso	Buy	11/21/12	846,664	838,362	8,302

	Russian Ruble	Buy	11/21/12	1,083,176	1,093,949	(10,773)

	Singapore Dollar	Sell	11/21/12	887,915	880,985	(6,930)

	Swedish Krona	Sell	11/21/12	487,237	481,793	(5,444)

	Swiss Franc	Sell	11/21/12	2,814,820	2,793,038	(21,782)

	Taiwan Dollar	Buy	11/21/12	466,981	468,500	(1,519)

	Thai Baht	Buy	11/21/12	1,325,867	1,323,554	2,313

	Turkish Lira	Buy	11/21/12	652,974	651,973	1,001

WestPac Banking Corp.

	Australian Dollar	Buy	11/21/12	1,710,004	1,704,862	5,142

	British Pound	Buy	11/21/12	519,432	519,648	(216)

	Canadian Dollar	Sell	11/21/12	5,382,475	5,457,946	75,471

	Euro	Buy	11/21/12	2,045,869	2,043,306	2,563

	Japanese Yen	Buy	11/21/12	835,999	865,597	(29,598)

	Mexican Peso	Buy	11/21/12	184,265	187,601	(3,336)

	Norwegian Krone	Buy	11/21/12	1,510,084	1,513,261	(3,177)

	Swedish Krona	Buy	11/21/12	77,103	76,299	804

	Swedish Krona	Sell	11/21/12	77,103	76,259	(844)

Total						$(177,186)

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	31	$3,538,598	Dec-12	$(1,565)

Australian Government Treasury
Bond 10 yr (Long)	3	390,236	Dec-12	1,765

Canadian Government Bond
10 yr (Long)	39	5,352,421	Dec-12	38,873

Euro-Bobl 5 yr (Short)	161	26,258,211	Dec-12	23,342

Euro-Bund 10 yr (Short)	188	34,524,028	Dec-12	90,886

Euro-Buxl 30 yr Bond (Long)	34	5,823,288	Dec-12	(146,420)

Euro-Schatz 2 yr (Long)	201	28,840,231	Dec-12	(37,125)

Euro-Swiss Franc 3 Month (Short)	16	4,294,642	Dec-12	(61,797)

Japanese Government Bond
10 yr (Long)	11	19,876,613	Dec-12	77,102

Japanese Government Bond
10 yr Mini (Long)	35	6,322,185	Dec-12	23,938

U.K. Gilt 10 yr (Short)	29	5,575,600	Dec-12	76,675

Global Income Trust 47

FUTURES CONTRACTS OUTSTANDING at 10/31/12 cont.

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	44	$7,264,125	Dec-12	$(88,740)

U.S. Treasury Bond 30 yr (Short)	4	597,250	Dec-12	2,914

U.S. Treasury Note 2 yr (Long)	145	31,947,578	Dec-12	(13,869)

U.S. Treasury Note 10 yr (Long)	127	16,894,969	Dec-12	21,587

Total				$7,566

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $683,491)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(1.75)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	$17,753,000	$238,689

1.75/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	17,753,000	374,642

			$613,331

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $151,382,969)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2042	$113,000,000	11/14/12	$121,024,763

Federal National Mortgage Association, 3s,
November 1, 2042	29,000,000	11/14/12	30,443,202

Total			$151,467,965

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
	$13,819,000 E	$11,021	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(4,041)

	422,000 E	87	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(828)

	1,906,000 E	(1,601)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	477

	680,000 E	(41,383)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(10,995)

	1,010,000 E	60,432	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	15,295

	8,266,000 E	80,130	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	69,218

	30,588,000 E	(147,704)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(107,329)

	10,917,000 E	(46,202)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	(22,512)

AUD	4,849,000	—	9/25/22	6 month AUD-
				BBR-BBSW	3.78687%	22,197

48 Global Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
AUD	8,276,000	$—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	$(100,649)

EUR	718,000	—	10/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.724%	(1,893)

EUR	28,193,000 E	—	8/3/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.41727%	34,350

EUR	1,307,000	—	8/16/22	1.862%	6 month EUR-
					EURIBOR-
					REUTERS	(22,338)

EUR	1,518,000	—	9/10/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8325%	18,138

GBP	1,004,000	—	9/30/22	6 month GBP-
				LIBOR-BBA	1.865%	(7,467)

GBP	1,031,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(241,846)

GBP	1,221,000	—	7/25/42	6 month GBP-
				LIBOR-BBA	2.8425%	(41,521)

GBP	2,168,000	—	7/25/22	1.885%	6 month GBP-
					LIBOR-BBA	(3,856)

GBP	669,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.93%	5,324

GBP	1,660,000	—	9/17/22	6 month GBP-
				LIBOR-BBA	2.048%	34,914

GBP	4,042,500	—	9/21/22	1.9425%	6 month GBP-
					LIBOR-BBA	(20,097)

SEK	9,692,000	—	7/11/22	2.1275%	3 month SEK-
					STIBOR-SIDE	(16,664)

	$4,408,000	—	10/23/22	1.826%	3 month USD-
					LIBOR-BBA	(44,241)

	3,813,000	—	10/26/22	1.8205%	3 month USD-
					LIBOR-BBA	(35,577)

AUD	945,000	—	10/4/22	6 month AUD-
				BBR-BBSW	3.542%	(15,234)

EUR	2,225,000	—	10/12/22	6 month EUR-
				EURIBOR-
				REUTERS	1.755%	969

EUR	13,055,000	—	10/16/22	1.747%	6 month EUR-
					EURIBOR-
					REUTERS	11,932

EUR	3,019,000	—	10/26/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8305%	25,737

GBP	2,937,000	—	10/19/22	6 month GBP-
				LIBOR-BBA	1.98375%	26,468

GBP	931,000	—	10/26/22	1.96%	6 month GBP-
					LIBOR-BBA	(4,409)

Global Income Trust 49

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
	$592,000 E	$—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	$18,760

	20,579,000 E	(4,890)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	17,542

	642,000 E	740	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	2,133

	16,108,000 E	(154,296)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(133,034)

	3,860,000 E	163,695	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	(8,809)

EUR	2,721,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.80%	28,277

GBP	1,568,000	—	8/8/22	6 month GBP-
				LIBOR-BBA	1.97%	21,140

GBP	1,927,000	—	9/24/22	1.9175%	6 month GBP-
					LIBOR-BBA	(1,405)

SEK	12,828,000	—	8/2/22	3 month SEK-
				STIBOR-SIDE	2.285%	38,441

Credit Suisse International
	$1,385,000	—	10/15/22	1.73875%	3 month USD-
					LIBOR-BBA	(3,216)

	2,856,000	—	10/19/22	3 month USD-
				LIBOR-BBA	1.80375%	23,549

	36,096,000 E	(45,193)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(5,849)

	20,411,000 E	(5,804)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	38,488

	4,384,000 E	278,311	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	82,390

	165,462,000 E	172,571	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(7,782)

	1,005,000 E	1,051	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(1,129)

	9,135,000 E	(596,134)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(187,890)

	42,605,000 E	480,607	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	424,384

	50,046,000 E	(440,387)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(374,324)

AUD	2,016,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.8275%	16,861

AUD	1,693,000	—	7/17/22	3.77125%	6 month AUD-
					BBR-BBSW	(8,607)

AUD	2,355,000	—	7/24/22	6 month AUD-
				BBR-BBSW	3.665%	(9,957)

AUD	1,638,000	—	9/18/22	4.05%	6 month AUD-
					BBR-BBSW	(44,497)

50 Global Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CAD	1,551,000	$—	10/24/22	2.28875%	3 month CAD-
					BA-CDOR	$(13,617)

CHF	7,598,000	—	10/4/22	0.92%	6 month CHF-
					LIBOR-BBA	(4,736)

CHF	1,372,000	—	10/8/22	6 month CHF-
				LIBOR-BBA	0.905%	(1,625)

CHF	1,375,000	—	10/9/22	6 month CHF-
				LIBOR-BBA	0.92%	1,651

CHF	1,347,000	—	10/19/22	6 month CHF-
				LIBOR-BBA	0.94%	2,680

CHF	1,326,000	—	10/31/22	0.92%	6 month CHF-
					LIBOR-BBA	162

EUR	1,579,000	—	10/11/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4575%	1,666

EUR	1,277,000	—	10/26/22	6 month EUR-
				EURIBOR-
				REUTERS	1.831%	10,953

EUR	1,327,000	—	10/29/22	6 month EUR-
				EURIBOR-
				REUTERS	1.86%	15,738

EUR	14,820,000	—	6/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.29%	365,545

EUR	5,650,000	—	6/28/22	6 month EUR-
				EURIBOR-
				REUTERS	1.94%	162,821

EUR	2,124,000	—	8/10/22	1.87%	6 month EUR-
					EURIBOR-
					REUTERS	(39,111)

EUR	1,195,000	—	9/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.913%	25,428

GBP	819,000	—	10/5/22	1.905%	6 month GBP-
					LIBOR-BBA	1,430

GBP	4,249,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.9125%	8,854

GBP	2,343,000	—	9/11/22	1.93%	6 month GBP-
					LIBOR-BBA	(2,139)

GBP	1,304,000	—	9/13/22	1.985%	6 month GBP-
					LIBOR-BBA	(15,701)

MXN	16,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	89,025

SEK	37,502,000	—	10/11/22	2.07%	3 month SEK-
					STIBOR-SIDE	1,589

SEK	13,532,000	—	10/29/22	3 month SEK-
				STIBOR-SIDE	2.105%	5,045

Global Income Trust 51

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$300,000 E	$—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	$9,300

	37,780,000 E	11,719	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(70,263)

	3,606,000 E	(33,926)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(29,166)

	6,392,000 E	80,746	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	72,308

MXN	16,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	93,654

Goldman Sachs International
	$2,084,000	—	10/30/22	1.80625%	3 month USD-
					LIBOR-BBA	(16,073)

	847,000 E	583	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(340)

	4,096,000 E	(7,831)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(16,719)

	25,969,000 E	344,748	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	310,468

	2,809,000 E	199,639	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	74,105

CHF	2,578,000	—	10/4/22	0.92%	6 month CHF-
					LIBOR-BBA	(1,607)

CHF	1,385,000	—	10/18/22	6 month CHF-
				LIBOR-BBA	0.91%	(1,529)

EUR	1,294,000	—	10/11/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.46333%	2,154

EUR	3,856,000	—	10/18/22	1.818%	6 month EUR-
					EURIBOR-
					REUTERS	(29,324)

EUR	1,327,000	—	10/29/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.554%	14,924

EUR	51,260,000 E	—	8/1/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.425%	69,763

EUR	25,630,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4775%	47,837

EUR	25,630,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.497%	54,149

EUR	26,303,000	—	8/30/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(10,036)

EUR	26,303,000	—	8/30/14	0.309%	3 month EUR-
					EURIBOR-
					REUTERS	(15,448)

52 Global Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	26,303,000	$—	8/31/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	$(10,040)

EUR	26,303,000	—	8/31/14	0.314%	3 month EUR-
					EURIBOR-
					REUTERS	(18,908)

EUR	4,989,000 E	—	8/31/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.38%	776

EUR	26,303,000	—	9/3/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.086%	(27,401)

EUR	26,303,000	—	9/3/14	0.283%	3 month EUR-
					EURIBOR-
					REUTERS	3,068

EUR	3,369,000	—	9/25/22	1.824%	6 month EUR-
					EURIBOR-
					REUTERS	(33,729)

GBP	1,031,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	111,387

GBP	1,371,000	—	10/10/22	1.88%	6 month GBP-
					LIBOR-BBA	8,079

GBP	4,712,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.91%	8,008

GBP	1,490,000	—	8/7/22	1.9775%	6 month GBP-
					LIBOR-BBA	(21,829)

GBP	3,662,000	—	8/28/22	1.9225%	6 month GBP-
					LIBOR-BBA	(4,326)

JPY	1,370,000,000	—	9/15/14	0.361%	6 month JPY-
					LIBOR-BBA	(32,220)

JPY	411,000,000	—	9/15/41	6 month JPY-
				LIBOR-BBA	1.768%	49,005

SEK	14,063,000	—	10/11/22	3 month SEK-
				STIBOR-SIDE	2.06%	(2,516)

JPMorgan Chase Bank NA
	$12,416,000 E	(140,868)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(124,480)

	3,253,000 E	38,928	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	34,634

	270,000 E	(27,304)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(15,237)

CAD	3,500,000	—	9/21/14	1.21561%	3 month CAD-
					BA-CDOR	5,646

CAD	1,100,000	—	9/21/41	3 month CAD-
				BA-CDOR	2.78311%	40,392

CAD	1,060,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(27,773)

Global Income Trust 53

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
CAD	4,916,000	$—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	$45,444

EUR	1,300,000	—	7/30/22	6 month EUR-
				EURIBOR-
				REUTERS	1.803%	14,276

JPY	901,000,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	124,305

JPY	149,300,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	124,445

JPY	138,833,000	—	9/19/22	0.80%	6 month JPY-
					LIBOR-BBA	(6,402)

MXN	5,961,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(30,588)

MXN	7,709,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(39,469)

MXN	2,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	13,843

MXN	28,320,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(85,740)

MXN	7,040,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	33,863

	$14,788,000	—	10/11/22	1.7776%	3 month USD-
					LIBOR-BBA	(93,686)

CAD	2,664,000	—	10/3/22	2.15%	3 month CAD-
					BA-CDOR	7,526

CAD	2,374,000	—	10/26/22	2.274%	3 month CAD-
					BA-CDOR	(17,426)

The Royal Bank of Scotland PLC
	$1,421,000 E	(17,857)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(15,981)

UBS AG
CHF	12,609,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(81,017)

Total						$598,732

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$983,942	$—	1/12/41	4.00% (1 month	Synthetic TRS	$6,828
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

54 Global Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$202,749	$—	1/12/40	5.00% (1 month	Synthetic MBX	$382
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,419,228	—	1/12/41	4.00% (1 month	Synthetic TRS	9,849
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

10,641,408	—	1/12/41	4.00% (1 month	Synthetic TRS	73,849
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,225,416	—	1/12/41	4.00% (1 month	Synthetic TRS	15,444
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,117,607	—	1/12/41	4.00% (1 month	Synthetic TRS	7,756
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

508,067	—	1/12/41	4.00% (1 month	Synthetic TRS	3,526
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,466,396	—	1/12/41	4.50% (1 month	Synthetic TRS	24,964
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,577	—	1/12/38	6.50% (1 month	Synthetic TRS	34
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

63,166	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(386)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,040,000	—	4/7/16	(2.63%)	USA Non Revised	(43,040)
				Consumer Price
				Index-Urban (CPI-U)

1,106,410	—	1/12/41	4.00% (1 month	Synthetic TRS	7,678
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,029,413	—	1/12/40	4.50% (1 month	Synthetic MBX	1,509
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

123,902	—	1/12/40	5.00% (1 month	Synthetic MBX	233
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Global Income Trust 55

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$2,053,398	$—	1/12/40	4.50% (1 month	Synthetic MBX	$3,010
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

4,663,064	—	1/12/41	5.00% (1 month	Synthetic MBX	9,498
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

936,290	—	1/12/41	5.00% (1 month	Synthetic MBX	1,907
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

177,661	—	1/12/40	5.00% (1 month	Synthetic MBX	334
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

575,992	—	1/12/40	5.00% (1 month	Synthetic MBX	1,084
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

417,786	—	1/12/40	5.00% (1 month	Synthetic MBX	786
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
345,236	—	1/12/41	5.00% (1 month	Synthetic MBX	703
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
1,533,708	—	1/12/41	4.50% (1 month	Synthetic MBX	1,524
			USD-LIBOR)	Index 4.50%
				30 year Ginnie Mae
				II pools

195,949	—	1/12/41	4.00% (1 month	Synthetic TRS	1,360
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

983,242	—	1/12/41	4.00% (1 month	Synthetic TRS	6,823
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
1,378,638	—	1/12/41	4.00% (1 month	Synthetic TRS	9,567
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,170,000	—	3/1/16	2.47%	USA Non Revised	13,432
				Consumer Price
				Index-Urban (CPI-U)

56 Global Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$877,500	$—	3/3/16	2.45%	USA Non Revised	$9,161
				Consumer Price
				Index-Urban (CPI-U)

107,240	—	1/12/38	6.50% (1 month	Synthetic TRS	315
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

198,048	—	1/12/41	4.00% (1 month	Synthetic TRS	1,374
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,945,640	—	1/12/41	4.00% (1 month	Synthetic TRS	41,261
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

354,107	—	1/12/41	4.00% (1 month	Synthetic TRS	2,457
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,228,704	—	1/12/41	4.50% (1 month	Synthetic TRS	30,454
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,716,876	—	1/12/41	4.00% (1 month	Synthetic TRS	53,553
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

7,872,863	—	1/12/41	4.50% (1 month	Synthetic TRS	56,699
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,730,927	811	1/12/41	4.50% (1 month	Synthetic TRS	13,277
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

589,945	323	1/12/41	4.00% (1 month	Synthetic TRS	4,417
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,412,230	(5,131)	1/12/41	4.00% (1 month	Synthetic TRS	4,047
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,646,668	—	1/12/41	4.00% (1 month	Synthetic TRS	11,427
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,734	—	1/12/38	6.50% (1 month	Synthetic TRS	26
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

Global Income Trust 57

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$112,927	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(690)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	135,472	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(827)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	3,859	—	1/12/38	6.50% (1 month	Synthetic TRS	11
				USD-LIBOR)	Index 6.50% 30
					30 year Fannie Mae
					pools

	2,558,728	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(15,627)
				USD-LIBOR	Index 6.50% 30
					30 year Fannie Mae
					pools

	2,292,000	—	4/3/17	2.3225%	USA Non Revised	10,248
					Consumer Price
					Index-Urban (CPI-U)

	2,292,000	—	4/4/17	2.35%	USA Non Revised	13,628
					Consumer Price
					Index-Urban (CPI-U)

	757,201	—	1/12/41	4.00% (1 month	Synthetic TRS	5,255
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,451,419	—	1/12/41	4.00% (1 month	Synthetic TRS	10,072
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	2,158,934	—	1/12/41	4.00% (1 month	Synthetic TRS	14,982
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	2,292,000	—	4/5/17	2.355%	USA Non Revised	14,265
					Consumer Price
					Index-Urban (CPI-U)

	2,292,000	—	4/5/22	2.66%	USA Non Revised	(2,269)
					Consumer Price
					Index-Urban (CPI-U)

GBP	1,430,000	—	3/30/17	(3.0925%)	GBP Non-revised	(56,515)
					UK Retail Price
					Index

GBP	1,430,000	—	4/2/17	(3.085%)	GBP Non-revised	(63,557)
					UK Retail Price
					Index

GBP	2,860,000	—	9/20/17	2.6625%	GBP Non-revised	125
					UK Retail Price
					Index

58 Global Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
GBP	1,430,000	$—	9/21/17	2.66%	GBP Non-revised	$(247)
					UK Retail Price
					Index

GBP	1,430,000	—	4/3/17	(3.09%)	GBP Non-revised	(64,191)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
	$2,687,219	1,680	1/12/41	4.50% (1 month	Synthetic TRS	21,032
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

GBP	1,296,000	—	9/12/14	2.825%	GBP Non-revised	1,589
					UK Retail Price
					Index

Total						$274,406

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/12

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty/		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

Barclay’s Bank, PLC
Irish Gov’t, 4.50%,
4/18/2020	—	$(21,713)	$271,000	9/20/17	(100 bp)	$(11,768)

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(44,216)	271,000	9/20/17	(100 bp)	(1,373)

Credit Suisse International
Spain Gov’t, 5.50%,
7/30/2017	—	(31,949)	271,000	9/20/17	(100 bp)	(9,319)

Total						$(22,460)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

Global Income Trust 59

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$90,240,573	$—

Foreign government and agency bonds and notes	—	131,372,859	—

Mortgage-backed securities	—	90,455,289	—

Municipal bonds and notes	—	588,153	—

Purchased swap options outstanding	—	951,949	—

Senior loans	—	139,574	—

U.S. government agency mortgage obligations	—	220,751,892	—

U.S. treasury obligations	—	371,827	—

Short-term investments	31,053,178	15,513,530	—

Totals by level	$31,053,178	$550,385,646	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(177,186)	$—

Futures contracts	7,566	—	—

Written swap options outstanding	—	(613,331)	—

TBA sale commitments	—	(151,467,965)	—

Interest rate swap contracts	—	385,104	—

Total return swap contracts	—	276,723	—

Credit default contracts	—	75,418	—

Totals by level	$7,566	$(151,521,237)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

60 Global Income Trust

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $531,443,186)	$551,437,430
Affiliated issuers (identified cost $30,001,394) (Note 6)	30,001,394

Foreign currency (cost $412,933) (Note 1)	412,876

Interest and other receivables	3,418,509

Receivable for shares of the fund sold	2,117,741

Receivable for investments sold	19,821,714

Receivable for sales of delayed delivery securities (Note 1)	274,567,742

Unrealized appreciation on swap contracts (Note 1)	3,564,685

Receivable for variation margin (Note 1)	84,274

Unrealized appreciation on forward currency contracts (Note 1)	958,086

Premium paid on swap contracts (Note 1)	1,814,389

Total assets	888,198,840

LIABILITIES

Payable to custodian	320,815

Distributions payable to shareholders	159,543

Payable for investments purchased	21,381,960

Payable for purchases of delayed delivery securities (Note 1)	342,431,075

Payable for shares of the fund repurchased	742,123

Payable for compensation of Manager (Note 2)	170,289

Payable for investor servicing fees (Note 2)	44,541

Payable for custodian fees (Note 2)	55,771

Payable for Trustee compensation and expenses (Note 2)	102,135

Payable for administrative services (Note 2)	709

Payable for distribution fees (Note 2)	99,459

Unrealized depreciation on forward currency contracts (Note 1)	1,135,272

Written options outstanding, at value (premiums $683,491) (Notes 1 and 3)	613,331

Premium received on swap contracts (Note 1)	1,927,822

Unrealized depreciation on swap contracts (Note 1)	2,714,007

TBA sale commitments, at value (proceeds receivable $151,382,969) (Note 1)	151,467,965

Collateral on certain derivative contracts, at value (Note 1)	1,423,611

Other accrued expenses	255,354

Total liabilities	525,045,782

Net assets	$363,153,058

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$356,519,000

Distributions in excess of net investment income (Note 1)	(455,160)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,577,730)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,666,948

Total — Representing net assets applicable to capital shares outstanding	$363,153,058

(Continued on next page)

Global Income Trust 61

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($229,239,863 divided by 17,832,936 shares)	$12.85

Offering price per class A share (100/96.00 of $12.85)*	$13.39

Net asset value and offering price per class B share ($11,109,484 divided by 868,072 shares)**	$12.80

Net asset value and offering price per class C share ($39,315,903 divided by 3,071,187 shares)**	$12.80

Net asset value and redemption price per class M share ($14,968,689 divided by 1,175,053 shares)	$12.74

Offering price per class M share (100/96.75 of $12.74)†	$13.17

Net asset value, offering price and redemption price per class R share
($4,141,503 divided by 322,737 shares)	$12.83

Net asset value, offering price and redemption price per class R5 share
($10,438 divided by 812 shares)	$12.85

Net asset value, offering price and redemption price per class R6 share
($10,440 divided by 812 shares)	$12.85***

Net asset value, offering price and redemption price per class Y share
($64,356,738 divided by 5,006,314 shares)	$12.86

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***Net asset value may not recalculate due to rounding of fractional shares.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

62 Global Income Trust

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $10,469) (including interest income of $31,104
from investments in affiliated issuers) (Note 6)	$14,249,854

EXPENSES

Compensation of Manager (Note 2)	1,999,189

Investor servicing fees (Note 2)	522,094

Custodian fees (Note 2)	129,647

Trustee compensation and expenses (Note 2)	31,732

Administrative services (Note 2)	10,998

Distribution fees (Note 2)	1,157,214

Other	382,033

Total expenses	4,232,907

Expense reduction (Note 2)	(674)

Net expenses	4,232,233

Net investment income	10,017,621

Net realized loss on investments (Notes 1 and 3)	(3,281,494)

Net realized loss on swap contracts (Note 1)	(4,200,049)

Net realized loss on futures contracts (Note 1)	(533,200)

Net realized loss on foreign currency transactions (Note 1)	(7,146,010)

Net realized loss on written options (Notes 1 and 3)	(5,798,001)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	4,052,092

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	27,858,747

Net gain on investments	10,952,085

Net increase in net assets resulting from operations	$20,969,706

The accompanying notes are an integral part of these financial statements.

Global Income Trust 63

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$10,017,621	$9,465,350

Net realized gain (loss) on investments
and foreign currency transactions	(20,958,754)	7,567,845

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	31,910,839	(15,600,660)

Net increase in net assets resulting from operations	20,969,706	1,432,535

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,221,541)	(10,804,999)

Class B	(256,666)	(521,610)

Class C	(883,708)	(1,075,354)

Class M	(419,595)	(959,410)

Class R	(104,246)	(167,931)

Class R5	(85)	—

Class R6	(88)	—

Class Y	(2,099,061)	(2,088,110)

From return of capital
Class A	(1,957,208)	—

Class B	(80,743)	—

Class C	(278,002)	—

Class M	(131,999)	—

Class R	(32,794)	—

Class R5	(27)	—

Class R6	(27)	—

Class Y	(660,335)	—

Increase in capital from settlement payments (Note 9)	—	29,274

Redemption fees (Note 1)	—	5,174

Increase (decrease) from capital share transactions (Note 4)	(346,467)	156,216,686

Total increase in net assets	7,497,114	142,066,255

NET ASSETS

Beginning of year	355,655,944	213,589,689

End of year (including distributions in excess of net
investment income of $455,160 and undistributed net
investment income of $11,027,055, respectively)	$363,153,058	$355,655,944

The accompanying notes are an integral part of these financial statements.

64 Global Income Trust

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Global Income Trust 65

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
October 31, 2012	$12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	$12.85	6.02	$229,240	1.10	2.85	162
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	— [e]	— [e,f]	12.58	1.55	215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	—	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	—	(.68)	.01	—	10.47	(12.79)	90,998	1.13 [h]	4.96 [h]	182

Class B
October 31, 2012	$12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	$12.80	5.24	$11,109	1.85	2.10	162
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	— [e]	— [e,f]	12.53	.81	11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	—	(.59)	— [e]	—	10.44	(13.40)	9,559	1.88 [h]	4.24 [h]	182

Class C
October 31, 2012	$12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	$12.80	5.25	$39,316	1.85	2.10	162
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	— [e]	— [e,f]	12.53	.83	36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 h	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	—	(.59)	— [e]	—	10.44	(13.45)	3,887	1.88 [h]	4.21 [h]	182

Class M
October 31, 2012	$12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	$12.74	5.80	$14,969	1.35	2.60	162
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	— [e]	— [e,f]	12.47	1.30	16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	—	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	—	(.65)	— [e]	—	10.40	(13.01)	16,798	1.38 [h]	4.70 [h]	182

Class R
October 31, 2012	$12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	$12.83	5.76	$4,142	1.35	2.61	162
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	— [e]	— [e,f]	12.56	1.25	3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	—	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	—	(.65)	— [e]	—	10.46	(13.01)	527	1.38 [h]	4.69 [h]	182

Class R5
October 31, 2012†	$12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	$12.85	4.34*	$10	.27*	.99*	162

Class R6
October 31, 2012†	$12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	$12.85	4.37*	$10	.25*	1.01*	162

Class Y
October 31, 2012	$12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	$12.86	6.40	$64,357.85		3.11	162
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	— [e]	— [e,f]	12.58	1.74	72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	—	(.79)	— [e]	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	—	(.71)	.01	—	10.48	(12.61)	5,429	.88 [h]	5.24 [h]	182

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

66 Global Income Trust	Global Income Trust 67

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.02%

October 31, 2009	0.32

October 31, 2008	0.33

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

The accompanying notes are an integral part of these financial statements.

68 Global Income Trust

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine

Global Income Trust 69

valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

70 Global Income Trust

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $327,000,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 870 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $626,100,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of

Global Income Trust 71

the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $73,600,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,358,300,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,600,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

72 Global Income Trust

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,627,205 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $541,103 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $259,688.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has

Global Income Trust 73

been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $12,525,745 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,922,271	$5,124,052	$10,046,323	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid least annually. The amount and character of income and gains to be distributed are determined in accordance income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, dividends payable, realized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $11,514,846 decrease undistributed net investment income, $34,849 to increase paid-in-capital and $11,479,997 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$22,125,404
Unrealized depreciation	(3,112,757)

Net unrealized appreciation	19,012,647
Capital loss carryforward	(12,525,745)
Cost for federal income tax purposes	$562,457,108

74 Global Income Trust

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$320,860	Class R5	$4

Class B	16,458	Class R6	2

Class C	56,759	Class Y	99,358

Class M	22,911	Total	$522,094

Class R	5,742

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $674 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $284, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Global Income Trust 75

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$553,617	Class M	$78,997

Class B	113,512	Class R	19,755

Class C	391,333	Total	$1,157,214

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $67,257 and $579 from the sale of class A and class M shares, respectively, and received $13,047 and $3,311 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,262 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $538,232,643 and $504,228,796, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,973,281 and $2,974,648, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums

Written options outstanding at the	USD	393,736,302	$18,551,143
beginning of the reporting period	CHF	5,730,000	$7,692

Options opened	USD	245,483,235	12,868,130
	CHF	—	—

Options exercised	USD	(139,475,697)	(3,522,818)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(464,237,840)	(27,212,964)
	CHF	(5,730,000)	(7,692)

Written options outstanding at the end of	USD	35,506,000	$683,491
the reporting period	CHF	—	$—

76 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,547,805	$82,263,702	8,824,334	$114,266,603

Shares issued in connection with
reinvestment of distributions	566,339	7,099,019	704,266	9,043,651

	7,114,144	89,362,721	9,528,600	123,310,254

Shares repurchased	(6,387,734)	(80,143,104)	(4,408,446)	(56,708,555)

Net increase	726,410	$9,219,617	5,120,154	$66,601,699

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	230,558	$2,883,984	467,208	$6,004,113

Shares issued in connection with
reinvestment of distributions	22,286	278,059	31,271	399,854

	252,844	3,162,043	498,479	6,403,967

Shares repurchased	(302,795)	(3,788,612)	(301,981)	(3,881,358)

Net increase (decrease)	(49,951)	$(626,569)	196,498	$2,522,609

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,263,132	$15,793,145	2,293,327	$29,595,615

Shares issued in connection with
reinvestment of distributions	73,705	919,902	63,327	808,933

	1,336,837	16,713,047	2,356,654	30,404,548

Shares repurchased	(1,160,044)	(14,532,294)	(507,879)	(6,487,235)

Net increase	176,793	$2,180,753	1,848,775	$23,917,313

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	56,810	$706,720	132,302	$1,701,315

Shares issued in connection with
reinvestment of distributions	8,100	100,646	9,717	123,723

	64,910	807,366	142,019	1,825,038

Shares repurchased	(205,323)	(2,571,643)	(143,062)	(1,822,950)

Net increase (decrease)	(140,413)	$(1,764,277)	(1,043)	$2,088

Global Income Trust 77

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	173,835	$2,174,344	188,893	$2,429,018

Shares issued in connection with
reinvestment of distributions	7,624	95,399	9,373	120,219

	181,459	2,269,743	198,266	2,549,237

Shares repurchased	(149,986)	(1,878,093)	(79,386)	(1,028,035)

Net increase	31,473	$391,650	118,880	$1,521,202

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	803	$10,000

Shares issued in connection with reinvestment of distributions	9	112

	812	10,112

Shares repurchased	—	—

Net increase	812	$10,112

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	803	$10,000

Shares issued in connection with reinvestment of distributions	9	115

	812	10,115

Shares repurchased	—	—

Net increase	812	$10,115

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,928,956	$49,248,870	6,703,294	$86,516,493

Shares issued in connection with
reinvestment of distributions	138,924	1,741,538	112,282	1,441,846

	4,067,880	50,990,408	6,815,576	87,958,339

Shares repurchased	(4,833,797)	(60,758,276)	(2,059,639)	(26,306,564)

Net increase (decrease)	(765,917)	$(9,767,868)	4,755,937	$61,651,775

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	812	100%	$10,438

Class R6	812	100	10,440

78 Global Income Trust

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$75,418	Payables	$—

Foreign exchange
contracts	Receivables	958,086	Payables	1,135,272

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	4,469,243*	depreciation	3,461,232*

Total		$5,502,747		$4,596,504

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$115,641	$115,641

Foreign exchange
contracts	—	—	(6,814,165)	—	$(6,814,165)

Interest rate contracts	(11,686,699)	(533,200)	—	(4,315,690)	$(16,535,589)

Total	$(11,686,699)	$(533,200)	$(6,814,165)	$(4,200,049)	$(23,234,113)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(90,394)	$(90,394)

Foreign exchange
contracts	—	—	4,044,081	—	$4,044,081

Interest rate contracts	2,331,007	(110,971)	—	9,287,112	$11,507,148

Total	$2,331,007	$(110,971)	$4,044,081	$9,196,718	$15,460,835

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$68,002,293	$213,585,148	$251,586,047	$31,104	$30,001,394

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Global Income Trust 79

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $28,748 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $526 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

80 Global Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,093,124 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Global Income Trust 81

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

82 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

84 Global Income Trust

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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AN031
278026 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$174,155	$ —	$17,851	$734
October 31, 2011	$149,859	$ —	$10,944	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $258,095 and $188,326 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$122,500	$ —	$ —

October 31, 2011	$ —	$157,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012